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B  A  R  O  N
C A P I T A L
F U N D S



PERFORMANCE...................................................................1

BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY................................6

THE OUTLOOK IS BRIGHT.........................................................7




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                            BARON CAPITAL ASSET FUND
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SEMI-ANNUAL REPORT                                                JUNE 30, 2002


DEAR BARON CAPITAL ASSET FUND SHAREHOLDER:

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PERFORMANCE

Baron Capital Asset Fund's performance since its inception on October 1, 1998 has been strong, both absolutely and relative to the market. The Fund* has gained 94.6% (19.4% per year) since it's inception through June 30, 2002. This compares to a gain of 33.6% (8.0% per year) for the Russell 2000 and a gain of only 3.0% for the Russell 2000 growth index over the same period since the Fund's inception.

Baron Capital Asset Fund's absolute performance in the six months ending June 30, 2002 was weak, -1.1%, but its relative performance was strong. The Fund outperformed the Russell 2000 by 3.6% and according to Morningstar outperformed its small cap growth peers by over 13%, which lost on average 14.5% for the six-month period.

"IT'S DEJA VU ALL OVER AGAIN." YOGI BERRA.

I still enjoy this Yogi remark as much as when I first heard it years ago. Yogi was then complaining that the Yankees had found a way to blow leads in two consecutive games to their arch enemy, Brooklyn's beloved Dodgers. It certainly seems appropriate to borrow this Yogi-ism to compare the crises of confidence that plagued markets in 1973-74 and 2002. At age 59, as the oldest individual in our office and, seemingly, the only one able to clearly recall the events of more than 25 years ago, I have lately been asked repeatedly about those years.

First, the political crisis in 1973-74 was earthshaking. We certainly don't intend to minimize current accounting, ethics and corruption issues, but we think once new SEC mandated rules are implemented, the scars from Enron, Worldcom, Global Crossing and Andersen, et al will soon heal and become "yesterday's news."

Investors' confidence was shaken in 1973-74 by the Watergate scandal. President Nixon had been charged with taking part in a criminal conspiracy to obstruct justice, failure to carry out his constitutional oath and unconstitutional defiance of Congressional committee subpoenas. The House Judiciary Committee recommended the President be impeached. Several of President Nixon's most senior aides were charged, convicted and jailed for Watergate related crimes. The Vice President of the United States, Spiro T. Agnew, was forced to resign. Agnew had allegedly taken cash in paper bags in the White House from contractors who had done business with Maryland when Agnew had been governor! There was a palpable fear that Army generals would try to depose the President in a coup or, alternatively, that President Nixon would try to seize control of the government by disbanding the Congress. Certainly a far more serious situation than the accounting scandals rocking markets today.

The "infectious greed" of recent years is not dissimilar to that recurrent in America's 250-year history. Which, according to Morgan Stanley's Barton Biggs, includes "the abuses of the so-called Gilded Age, or when Theodore Roosevelt tamed the trusts, or the financial frauds in the 1920s." Biggs, in a recent essay titled DON'T BET AGAINST AMERICA noted, "time and again throughout the last two centuries, American society has demonstrated an incredible capacity to heal and reform itself. I am sure it will do so again." We couldn't agree more.

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*The  inception  date for the insurance  class was October 1, 1998.  Performance results for the retirement class can be found in the financial highlights table on page 15 of this report.


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Secondly,  the economy in 1973-74 was terrible.  In 2002,  we're emerging from a recession. The economic circumstances of 1973-74 were significantly different from those prevailing in 2002. Which makes the relentless market decline during the past three months even more distinguishable from the relentless market decline that occurred a quarter century ago. In 1973-74, OPEC instituted an oil embargo against the United States causing the price of oil to more than double at a time when its importance to our economy was much greater. Wholesale prices in the aftermath of the Vietnam War jumped 21%. Interest rates reached nearly 12%. The U.S. unemployment rate reached 6%, the highest in 13 years. And we were mired in the worst recession since the 1930s.

In 2002, inflation is seemingly non-existent; short term interest rates are below 2% and falling; and, despite Wall Street's current concerns about a "double dip" recession, most businesses we speak with daily are experiencing moderately improving trends which indicate the recession is ending, not beginning. However, it may not be ending yet for technology and capital spending because businesses don't typically purchase new equipment until an up-trend in profits is firmly established. But "early cycle" businesses ARE getting better. Temporary hiring is increasing, as you'd expect; retail sales are increasing despite the sharp stock market decline since May; advertising and "upfront" ad sales are steadily improving; and housing remains strong, all harbingers of a favorable economy.

LASTLY, STOCK PRICES ARE ATTRACTIVE.

Following 28 months of falling stock prices, we think the market has now corrected the excesses of the late 1990s when share prices advanced for five consecutive years at an average of more than 20% per year, far above the 50 year average in America of 9% per year. That 9% is an appropriate rate of increase can be demonstrated mathematically based upon corporate profit growth, dividend yields, inflation and interest rates. Following share price declines since April 2000, U.S. stocks have returned about 9% per year for the past seven and a half years, once more reverting to the mean annual returns achieved over the long term.

"DO THE RIGHT THING." SPIKE LEE

A couple of years ago Berkshire Hathaway's share price had increased sharply. Warren Buffett, CEO of Berkshire Hathway, then commented that he didn't understand why, and that he wouldn't purchase Berkshire and wouldn't recommend buying it to his family. After Berkshire's share price had fallen sharply in the next couple of years, Buffett announced publicly that he felt his company's share price was now attractive and he wanted to buy back Berkshire shares for the company. He noted that he knew more about the company's prospects, however, than its other shareholders and would not begin to repurchase shares until he released his company's financials and commentary and after his shareholders had the opportunity to study them. If



[GRAPHS]
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PERFORMANCE FOR THE SIX MONTHS ENDED JUNE 30, 2002

INSURANCE SHARES                    -1.1%
RETIREMENT SHARES                   -1.0%
S & P 500*                         -13.2%
RUSSELL 2000*                       -4.7%

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ANNUALIZED PERFORMANCE FOR THE THREE YEARS ENDED JUNE 30, 2002

INSURANCE SHARES                     7.1%
RETIREMENT SHARES                    7.3%
S & P 500*                          -9.2%
RUSSELL 2000*                        1.7%

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CUMULATIVE PERFORMANCE SINCE INCEPTION OCTOBER 1, 1998 THROUGH JUNE 30, 2002

INSURANCE SHARES                    94.6%
S & P 500*                           2.0%
RUSSELL 2000*                       33.6%

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CUMULATIVE PERFORMANCE SINCE INCEPTION NOVEMBER 25, 1998 THROUGH JUNE 30, 2002

RETIREMENT SHARES                  62.6%
S & P 500*                        -12.5%
RUSSELL 2000*                      22.3%

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* THE S&P 500 AND RUSSELL  2000 ARE  UNMANAGED  INDEXES,  THE S&P  MEASURES  THE
PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMANIES.


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Berkshire's share price remained depressed, he would then buy stock.

I recently spent some time with Milton Cooper, chairman of Kimco, one of my two favorite real estate investment trusts; Vornado is the other. Milton has also always been one of my favorite executives. We spoke about stock options and insider sales. Milton noted that he had never sold a single share of Kimco's common stock, he never intended to do so, and that he believed all executives of publicly owned companies should not sell their company's shares while they were still executives. This is because the very nature of their positions gives them an unfair information advantage over everyone else. "How could I face my employees the next day after I had sold stock," he said to me.

Nevertheless, many individuals who head large companies want to diversify their holdings, probably, to protect their families, give large sums to charities or to supplement their salaries. Bill Gates and Michael Dell, to avoid taking advantage of other investors, have implemented plans where they sell a fixed amount of their shares every month regardless of whether their companies' share prices have fallen or increased. Chuck Schwab and David Pottruck will give advance notice to investors about any intended stock sales. We're sure that as highly visible executives implement plans on their own volition to curb any suggestion or appearance of improper advantage, investor confidence in the integrity of our CEOs will improve.

As the SEC implements its rules for executive certification of financial statements with significant sanctions and penalties for misstatements, we believe investor confidence in accounting and financial statements will improve as well.

2000-2002. WIDOWS' AND ORPHANS' STOCK HOLDINGS DEVASTATED

Perhaps the most surprising and certainly one of the most disappointing aspects of the stock market decline of the past three years has been the impact on so called widows' and orphans' stock portfolios, portfolios assembled by fiduciaries. AT&T, Lucent, Qwest, Worldcom, AOL Time Warner and the Baby Bells; they and other "safe" stocks lost all or most of their market values. One only has to look at the The Sunday NEW YORK TIMES' listings of the performance of the 20 stocks held by the largest number of individual accounts at Merrill Lynch to get a sense of the pain inflicted; the retirement accounts decimated. The home runs this year were Johnson & Johnson, down 11.6%, Exxon, down 14.5% and Walmart, down 19.9%. The rest of the list is populated with 30%, 40%, 50%, 60%, 70%, 80% and 90% declines. This year alone!

Anyone can be an investor, whatever your full time occupation. And it looks so easy. All you have to do is open an account at Schwab, Fidelity, Merrill, Salomon Smith Barney or American Express. And to paraphrase Will Rodgers, only buy stocks that go up. If a stock doesn't go up, don't buy it.

But analysts, portfolio managers and financial planners can't do the work of other professionals in their spare time. They can't just become pilots, dentists, teachers, engineers, plumbers or lawyers, unless they receive extensive professional training. During the past several years, we had often read about and listened to individuals describe how much they were earning with their tech investments, or by day trading, or how they could see the future and that it was all about tech. About the only thing you can say that's positive about the past three years is that investment professionals may come to be considered professionals. At least some may.

RECENT DEVELOPMENTS.

APOLLO. Despite predictions by some analysts that the recession would negatively impact Apollo's adult student enrollments, Apollo's University of Phoenix's enrollments continue to grow strongly. Last quarter, existing bricks and mortar campuses achieved double digit student growth. Apollo's oldest, and still one of its largest campuses in Southern California, remarkably achieved more than a 13% increase in students. University of Phoenix Online, its 88% owned subsidiary, reported more than 80% student enrollment growth. Leads for University of Phoenix Online, the leading on-line degree-granting university, are increasing strongly, and the rate of conversion of those leads is increasing as well. And this is while the on-line program is too young to produce many referrals from graduates; the best and least expensive lead source for its physical campuses.

HOTELS AND RESORTS. Shortly after the September 11th atrocities last year, most hotels and resorts reported 70-80% declines in winter and spring vacation reservations. Which, of course, raises the interesting question of just who was it anyway on September 12th and through the end of that terrible month that was making new ski and sun winter vacation reservations? As we had noted in our shareholder letter dated December 2001, "When times are a little more difficult
.. . . or a tragedy  occurs . . .  Americans  forgo  their  vacations . . . for a while . . . a short while. But, for sure, before long you'll be vacationing again . . . and we think it'll be sooner than you now think." I recently spoke to Butch Kerzner, the President of Sun International, and Sol's son, and he reminded me that shortly after September 11th last year, I told him I thought Sun's business would get a lot better a lot sooner than most expected and that he should "be a buyer not a seller." That, I responded, was one of the few times that I, as an outsider, had just as much chance to guess what would happen to his business as he did. We both guessed right. He prudently cut costs and at the same time, continued to market strongly to vacationers. Sun's business improved sharply from last fall through spring 2002. Christmas vacations cancelled seem not to have been cancelled at all, but only postponed. Spring break and Easter 2002 set records in occupancy and rates on Paradise Island.


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VAIL RESORTS  experienced  the same trends and also achieved  record  results in occupancy and rates this spring. Vail's Chairman, Adam Aron, had also prudently cut costs last fall and just as aggressively promoted to obtain new business.

CHOICE HOTELS hardly suffered from the travel dearth last fall. Choice's limited service hotels are visited principally by budget oriented, drive-in customers, not by guests who have to fly to get there. The franchiser of hotel properties reported strong first quarter earnings. Gains were spurred by 4% new unit growth, principally conversions; a 10 basis point increase in royalty revenues; and a 16% increase in Partner services revenues. Further, just as the upscale Vail and Sun aggressively cut expenses, so did Choice. Choice's 300 basis points overhead expense cuts also boosted profits. Choice has also continued its very aggressive share repurchase program. During the past three years it has repurchased and retired about a third of its outstanding shares . . . at what we think are attractive prices.

DOLLAR TREE is another of Baron Fund's long time holdings. Macon Brock, Dollar Tree's chairman, was a Baron Investment Conference speaker two years ago. While Dollar Tree has been a very successful investment for us over the years, we expect a lot more success in the not too distant future. Dollar Tree opened its 2000th store last quarter, (we think there's the potential for perhaps three times as many) and achieved 27% sales growth with only 5% inventory growth.
Inventory was 19% lower per foot of selling space, a very favorable result, while sell through was over 90%, also a very favorable result. Margins improved, helped in part by better results from its acquired and previously troublesome Philadelphia distribution center. Newly opened stores are more productive, and 70% of mature stores' results compared to 60% a year ago. Dollar Tree is a beneficiary of troubled retailer K Mart. As a merchant of "close outs," Dollar Tree has been able, of late, to make favorable and opportunistic inventory buys from K Mart and other merchant liquidations.

TRIGON HEALTHCARE. Healthcare is one of the most highly regulated industries in the United States. To be in full compliance always with complex and constantly changing regulations, healthcare providers must bear significant expense. Accordingly, healthcare insurance has become a business requiring great scale to allow necessary capital investment in operations. As a result, there has been and continues to be, consolidation among healthcare insurers. Sixteen years ago there were 100 Blue Cross Blue Shield regional insurance providers. There are now perhaps 45-46. Sixteen years ago, there were 13 national health insurance carriers. There are now three, Cigna, Aetna and United.

Trigon Healthcare is the Blue Cross Blue Shield insurance provider covering all of Virginia, except the small region north of Route 123 near Washington, D.C. Trigon is the number one healthcare provider in that state with about 35% of the market share that is increasing about 2% per year. Trigon offers its insurers the best network of doctors and facilities in the state. Its costs to provide this service are significantly lower, at least 5-10% less, than any other provider giving it an important competitive advantage in obtaining new business. Its objective with its doctor network is to be the easiest insurer with which to do business. It pays its claims to docs promptly, generally in 4-6 days. It is able to do so since more than 63% of those claims are now submitted electronically, more than 3 times as many as five years ago. Trigon has been fanatic about providing its docs with information to let them practice better, like information about practice patterns and prescription meds. Of course, having the largest patient population and an increasing share of its states' citizens as subscribers, Trigon often represents 30-40% of individual doc's revenues. As a result, Trigon's share of a doc's practice has been increasing. So, good prices, low costs and the best access to providers; clearly a winning combination. Which, of course, is probably the reason Trigon has been able to retain a remarkable 95-96% of its group business each year when compared to an industry average retention rate in the low 80's.

In late April, Anthem announced it would acquire Trigon for consideration more than 53% above the average price we paid for our Trigon shares during the past year. At the end of our first several hour visit with Trigon's management in Richmond during July last year, I was persuaded that "Blues" healthcare insurers were attractive businesses. During that meeting I had asked Trigon's executives if they could suggest any other Blue Cross Blue Shield insurers they thought were well run. One of the companies they mentioned as "an exceptionally strong company" was Indianapolis based Anthem, a company that was not yet public, but which had recently filed a registration statement with the intent to soon become so. We called Anthem's executives the next day.

RECENT NEW INVESTMENTS.

During the first half of 2002, Baron Capital Asset Fund established new investments in over twenty companies. Among the recent portfolio additions: home goods retailer LINENS 'N THINGS', whose stores are selling an increasing percentage of more profitable "things;" FAIR, ISAAC, the dominant consumer credit scoring service, has begun to make its scores available to not just credit grantors but to consumer borrowers in an effort to help those consumers improve their behavior and their credit . . . and to give Fair, Isaac an opportunity to earn a lot of money; PRG-SCHULTZ is the result of the merger of the two largest business auditors which determine whether their clients were over charged by their vendors; the resultant company should benefit from synergies, best practices and changes in client business practices. In all instances these businesses' share prices do not, in our opinion, yet accurately reflect their growth prospects.

Linens 'n Things' home stores are quite similar to Bed Bath & Beyond's. These two profitable and growing businesses are valued quite differently by investors, however. Bed Bath & Beyond's market cap is $10.5 billion, about three times its

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annual $3.5 billion sales.  Linens 'n Things' market cap is $1.5 billion,  about
70% of its $2.2 billion annual sales. The principal reason for this disparity? Bed Bath achieves annual beddings and home accessories sales in its average 36,500 square foot stores that approximate $219 per foot. The slightly smaller 35,000 square foot Linens 'n Things stores average sales of $170 per foot. Bed Bath is much more profitable and its growth has been uninterrupted. Bed Bath had pre tax profits last year of 12.2% and grew its profits 25%. Linens profits fell 15% last year and it earned only 5% before taxes. So, is this a case of Wal-Mart vs. K Mart? Or is it Home Depot vs. Lowes? We think the latter is the more likely scenario. Linens was founded 25 years ago; acquired by Melville 15 years ago; and successfully "spun out" as an independent company in fall 1996. Both Bed Bath and Linens began their super store formats about twenty years ago. Bed Bath was focused on "things," while Linens' focused principally on linens and textiles. The Linens' stores were rated highly by consumers; but consumers raved about the Bed Bath stores which were better merchandized, exciting and produced significant high margin, repeat, "things" impulse sales. Not only was their merchandise more exciting, Bed Bath's employees gave their customers better service. This was not lost on Linens. Linens invested heavily in systems and logistics for years and is now state of the art. It began to sell "things" aggressively in 1995-96. While Bed Bath now has about 55% of its sales in "things," Linens is now 40% "things" and going higher. And what are "things?" They are gadgets, coffee makers, picture frames, pots and pans, knives, umbrellas, etc., in other words, "stuff" to bring consumers back again and again; not just to purchase sheets, pillows and towels. Further, Linens recognized that Bed Bath salespeople offered better service, and instituted programs to sharply improve its own efforts. Linens' stores are now achieving better results. "Things" are an increasing percentage of its sales. Textiles are increasingly sourced from lower cost offshore locales allowing Linens to boost quality, e.g. 250 thread count sheets last year to 300 this year, while keeping prices unchanged, providing a real challenge to department stores who are really the main competitor with the largest market share. Anyway, with significant margin opportunity, results improving and the potential to at least double and maybe nearly triple its stores, we invested in Linens 'n Things at a little more than 18 times our estimate for 2002 earnings . . . which we think could at least double in the next four years.

FAIR, ISAAC is best-known as the company that created the "fico score." Fair, Isaac compiles this score through the use of an extremely complex, proprietary algorithm which considers the wide range of data contained within an individual's credit file -- such as the amount of his outstanding credit card balances and his historical record of delinquencies -- and reduces that data to a single number. This score represents a snap-shot summary of an individual's credit rating, on a scale that ranges from 300 to 850. This score is perhaps the most crucial determinant of whether someone will be granted credit in a particular transaction. The score is used as follows: when someone applies for a credit card, the company considering issuing that card, say Citibank, will want to investigate his or her credit history. There are three major credit bureaus -- Equifax, Experian and TransUnion -- that have complied credit files on virtually everyone in the United States. Citibank will want to order the relevant credit files from a number of these bureaus, but it will also want to condense these files, which may be ten pages long, into a numerical score that summarizes everything contained within the file. Citibank does this by also ordering a fico score along with the underlying credit file. This number allows Citibank to more easily compare one applicant with another, and companies like Citibank generally have internal credit-granting procedures that depend upon having this score in order to reach a decision.

Although it took Fair, Isaac years and extensive research by top-level statisticians to create this algorithm, it can now be resold millions of times each year, with virtually no cost associated with each incremental sale. As a result, this portion of the Company's business is remarkably attractive -- it generates about $125 million in revenues with cash flow margins north of 50%, and has limited capital investment requirements.

The Company has also developed an online version of this business, which allows consumers to access information about their own fico scores, allowing them to determine how potential credit grantors are likely to view their applications. Consumers pay $12.95 to access this score online, for which the company again bears virtually no incremental costs. Last month, this business generated over $1m in revenues, up from virtually nothing a year earlier. Over time, we believe this opportunity to sell individuals more information about their credit histories is likely to become a very significant and profitable business.

Fair, Isaac also has developed a large business selling various software products to the great majority of credit card issuers. The Company's software has become the credit card industry's standard for many crucial parts of its business, including managing wide scale marketing campaigns (4 billion credit card solicitations were mailed last year) and overseeing their internal credit portfolios.

The Company also has a small, but growing, division that is developing new decision-making algorithms for additional industries. Drawing upon its depth of expertise in creating the fico algorithm, Fair, Isaac's statisticians are at work developing solutions for companies that are faced with making complex decisions on a daily basis. One of their first products is designed for companies that grant auto loans, which use the algorithm to formulate internal rules for how and when to approve loan applications. Fair, Isaac just recently announced a deal to acquire HNC Software, which should make the resulting company the undisputed leader in this rapidly expanding field of decision-making software and applications.

Fair, Isaac is positioned to grow its earnings at better than a 20% rate over the next several years through a variety of


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"levers" at its disposal.  The core fico  business  should grow at a high-single digit rate and generate ever-increasing amounts of cash; and its emerging online business should grow rapidly as it attracts new consumer awareness and signs new distribution deals. The software and consulting businesses will grow more quickly than the core, and have room for significant margin expansion. The HNC acquisition is expected to be mildly accretive this year, largely due to expected cost savings, and it should generate more meaningful revenue synergies in 2003 and beyond. And when the HNC deal closes, the Company will have over $350 million of net cash and should be generating more than $100m in free cash flow each year; an ongoing, accretive share buyback is likely. As a result of these factors, earnings per share could exceed $4.25 within the next three years, potentially doubling its share price.

PRG-Schultz is the leading provider of recovery audit services, an unusual accounting profession niche that the company pioneered. The company's core business involves helping its clients, which are primarily large retailers, recover overpayments made to their vendors. The reason this niche exists is that large retail vendors, such as Proctor & Gamble or Coca-Cola, are constantly offering a complex assortment of discounts to their retail customers.

For instance, at the beginning of September, a P&G brand manager might decide that he or she needs to sell a certain amount more of soap before the end of the month in order to meet an internal sales target. To encourage sales, P&G may offer a 5% discount off every case of soap after the first one hundred cases purchased within the Southwest region. A large retailer may have hundreds of stores with dozens of regional purchasing managers, each buying some soap from P&G. As a result, the retailer's internal accounting systems frequently fail to track its total purchases of a particular brand of soap, within a portion of its stores, within a prescribed time period. Hence, the retailer would miss out on a valuable potential discount. PRG-Schultz and its team of auditors are hired to analyze the retailer's records to make certain that this discount was, in fact, received. Given that retailers' operating margins are often in the single-digits, this auditing service is extremely important to their bottom line results.

In order to discover these discounts, which the retailers would otherwise have missed, PRG-Schultz must work with its clients' purchasing data on an extremely granular level. The Company's auditors use proprietary software to help them review individual purchase orders, client invoices, and other correspondence, which can easily number in the millions. With a large client like Wal-Mart, the Company actually has a team of auditors based in Bentonville working full-time analyzing their data.

One of the reasons its clients are so happy using PRG-Schultz is that they are paid on a pure contingency basis. PRG-Schultz keeps about a quarter of the savings it identifies, nothing more. As a result, the Company's auditors have a strong incentive to find things that other lesser-paid, lesser-talented auditors may have missed. The Company estimates that it recovers about $1 million in savings for every $1 billion in revenues that it audits. Customers include most of the country's largest and best-known retailers, who are heavily reliant on the Company's audits. As evidence, its client retention rate is greater than 90%.

One of the most interesting aspects of the Company's business is that it dominates its niche. The company had been known as The Profit Recovery Group until late last year, when it acquired Howard Schultz & Associates, which had been its closest competitor for years. The resulting combination, renamed PRG-Schultz, is at least ten times the size of its nearest competitor. The new Company is quickly integrating the operations of Schultz. The merger should make the new company much more profitable as it eliminates significant overlapping costs, retains only the most productive auditors, shares its best business practices across the organization and firms pricing to its clients.

PRG-Schultz is also well-positioned to grow. As its clients use more advanced systems to track their internal purchases, including the greater use of Electronic Data Interchange (EDI) with their vendors, the PRG-Schultz auditors will have access to more raw purchasing data. This should allow them to broaden the scope of their audits, and hence, improve their overall recovery levels. It will also allow the Company to begin its audits earlier in the year, and use fresher data, which should also result in larger recoveries.

The Company is working with its clients to get permission to expand the scope of each audit to include both a greater range of vendors and a larger variety of potential claims. In addition, the company is enhancing its offerings outside of the retail sector, its traditional stronghold, and into other industries, such as technology and healthcare. There is also a significant opportunity to expand this service to foreign retailers, a great majority of which do not currently use any recovery auditing firm.

In the near term, the Company's margins should expand due to merger-related cost savings, and its top-line should benefit from the stronger pricing and new business initiatives outlined above. These factors should combine over the next few years to drive revenue growth in the low double-digit range and expansion of the cash flow margin to the 30% range from less than 20% today. Given the Company's modest capital expenditure requirements, it should also generate meaningful free cash flow. As a result, we believe that earnings per share could grow from an estimated 50 cents this year, to better than $1.25 within the next three years, generating a stock price that could nearly double its current level.

BARON CAPITAL ASSET FUND
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY:

Baron Capital Asset Fund invests in fast-growing, small, non-tech businesses with sustainable competitive advantages . . . at attractive prices . . . for the long term . . . that we identify through our own research. Valuation is important . . . and it always has been.

We invest in growing businesses. We won't invest in a business that isn't growing just because it's cheap. But we also won't invest in a business with a tremendous growth opportunity if its valuation, in our opinion, already discounts great success. That was the problem with so many internet investments, they had great opportunities but, the valuations were already huge and were based upon the assumption that these businesses had already achieved great success.

So, how do we value businesses? Like a business person would . . . based upon current cash flows, earnings, asset values, growth rates and long term barriers to entry . . . with only a little premium for a growth opportunity. We're not ready to accord a valuation that approaches General Motors' to a start up business.

We think our research and long term investment horizon provide us with a competitive advantage.

--------------------------------------------------------------------------------
THE OUTLOOK IS BRIGHT

WALL STREET RESEARCH LOSES CREDIBILITY . . . CURRENT "CONFIDENCE CRISIS" CREATES INVESTMENT OPPORTUNITY . . .

You've got to have a different point of view than most to be a successful investor. You've got to want to buy when most others want to sell and sell when most others want to buy. That's how you really make a lot of money. Being opportunistic. Not, by "following the herd." Otherwise, you'll rarely have an opportunity to buy or sell at attractive prices . . . and earn excess returns. By definition, if you followed Wall Street analysts' recommendations, which we think are often based on short term company earnings results or "follow-on" investment banking coverage, you'd be doing exactly the opposite, buying at the same time most others want to buy and selling when most others want to sell.

The criticisms by regulators that you read about daily targeting the credibility of Wall Street research recommendations, coupled with recent high profile bankruptcies and accounting scandals, and terrorism, too, has created an investor "confidence crisis." And we think . . . investment opportunity.

We believe there are many publicly held businesses with superior long term growth opportunities. As the economy improves over the next year, we think profit increases will likely be larger than most analysts and investors anticipate. This at a time when share prices have fallen substantially and investors are unwilling to look beyond the current weak economy and generally poor current profitability of businesses. In other words, this should be a great environment for stock pickers, which should be great for us.

I founded Baron Capital in May 1982 to invest for our clients in what we believed were undervalued, fast growing, smaller and mid-sized businesses. We have performed well during the past twenty years since many of the businesses in which we have invested have grown dramatically, and their share prices have multiplied many times. We believe valuations today provide investors an opportunity to invest in smaller and mid-sized businesses for the long term at very attractive prices.

YOU CAN NOW REGISTER ELECTRONICALLY TO ATTEND THE BARON FUNDS 2002 INVESTMENT CONFERENCE ON OCTOBER 18TH IN NEW YORK CITY

The eleventh annual Baron Funds Investment Conference will be held in New York City on October 18, 2002. This year our firm celebrates its 20th anniversary and our oldest mutual fund, Baron Asset Fund, its 15th. For more information about this year's conference, or to register to attend, please visit us at BaronFunds.com or call us at 1-800-99-BARON. We're looking forward to seeing you this fall.

THANK YOU FOR INVESTING IN BARON CAPITAL ASSET FUND

We are pleased with the Fund's start but recognize that it is less than four years old. We will work hard to invest your savings within a philosophy and approach to investing that has served us well over a long period of time. We hope to earn over the years the confidence you have placed in us by becoming shareholders of the Fund.


Sincerely,


/s/ Ronald Baron
----------------------------
    Ronald Baron
    Chairman & Portfolio Manager
    June 30, 2002

BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.
--------------------------------------------------------------------------------
BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------
                                                    Equity
                                                  Market Cap           % of
Company                                         (in millions)       Net Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ......................     $4,939             1.9%
Weight Watchers Intl., Inc. ...................      4,579             1.0
Dollar Tree Stores, Inc. ......................      4,478             3.1
Robert Half Intl., Inc. .......................      4,105             0.7
ChoicePoint, Inc. .............................      3,875             4.1
Trigon Healthcare, Inc., Cl A .................      3,628             1.9
BlackRock, Inc., Cl A .........................      2,867             1.4
Community Health Systems, Inc. ................      2,640             0.9
Neuberger Berman, Inc. ........................      2,577             1.2
University of Phoenix Online ..................      2,402             2.3
Manor Care, Inc. ..............................      2,307             1.5
Polo Ralph Lauren Corp., Cl A .................      2,204             2.1
Harte-Hanks, Inc. .............................      1,933             2.2
JetBlue Airways Corp. .........................      1,906             0.3
Waddell & Reed Financial, Inc., Cl A ..........      1,845             1.2
OM Group, Inc. ................................      1,747             2.8
Krispy Kreme Doughnuts, Inc. ..................      1,726             2.1
Four Seasons Hotels, Inc. .....................      1,623             0.4
DeVry, Inc. ...................................      1,596             1.0
Catalina Marketing Corp. ......................      1,563             2.2
Charles River Laboratories Intl., Inc. ........      1,559             2.1
Radio One, Inc. ...............................      1,554             1.1
Extended Stay of America, Inc. ................      1,519             2.3
                                                                       ---
                                                                       39.8%


                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Chico's FAS, Inc. .............................     $1,490             2.0%
Entravision Comm. Corp., Cl A .................      1,467             0.3
AMN Healthcare Services, Inc. .................      1,428             0.4
Education Mgmt. Corp. .........................      1,425             1.3
Premcor, Inc. .................................      1,420             0.7
LIN TV Corp., Cl A ............................      1,363             1.4
Ethan Allen Interiors, Inc. ...................      1,350             1.7
Linens `n Things, Inc. ........................      1,334             2.1
Cross Country, Inc. ...........................      1,219             1.7
LNR Property Corp. ............................      1,195             0.7
Fair, Isaac and Co., Inc. .....................      1,158             1.7
Getty Images, Inc. ............................      1,142             0.8
Jefferies Group, Inc. .........................      1,127             1.5
Gabelli Asset Mgmt., Inc., Cl A ...............      1,095             0.6


                                                       Equity
                                                     Market Cap         % of
Company                                             (in millions)    Net Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION (CONTINUED)
--------------------------------------------------------------------------------
Province Healthcare Co. ...........................    $1,066            0.7%
Intrawest Corp. ...................................     1,022            1.1
Seacor Smit, Inc. .................................       955            2.1
Aeropostale, Inc. .................................       952            0.1
CTI Molecular Imaging, Inc. .......................       937            1.1
Southern Union Co. ................................       935            1.6
Mediacom Comm. Corp., Cl A ........................       934            0.3
Boyd Gaming Corp. .................................       922            0.1
Arbitron, Inc. ....................................       910            2.0
Sotheby's Hldgs., Inc., Cl A ......................       876            0.5
Natuzzi S.p.A. ....................................       873            0.2
ProQuest Co. ......................................       861            0.6
Anteon Intl., Corp. ...............................       856            1.1
John H. Harland Co. ...............................       824            2.3
Choice Hotels Intl., Inc. .........................       817            1.7
PRG-Schultz Intl., Inc. ...........................       783            1.0
United Surgical Partners Intl., Inc. ..............       742            2.4
Insight Comm. Co., Inc., Cl A .....................       734            0.3
Penn National Gaming, Inc. ........................       725            1.9
Kerzner Intl., Ltd. ...............................       677            2.4
Arch Capital Group, Ltd. ..........................       666            1.8
Spanish Broadcasting
  System, Inc., Cl A...............................       647            1.1
Vail Resorts, Inc. ................................       601            1.1
Kronos, Inc. ......................................       600            1.2
AmSurg Corp. ......................................       536            0.9
Information Holdings, Inc. ........................       531            0.5
Libbey, Inc. ......................................       524            1.6
Chiles Offshore, Inc. .............................       492            0.6
Cell Genesys, Inc. ................................       481            0.3
Saga Comm., Inc., Cl A ............................       463            2.4
XM Satellite Radio Hldgs., Inc., CL A .............       461            0.2
California Pizza Kitchen, Inc. ....................       460            1.9
Viasys Healthcare, Inc. ...........................       455            1.7
Symyx Technologies, Inc. ..........................       429            0.5
Alexander's, Inc. .................................       384            0.1
Heidrick & Struggles Intl., Inc. ..................       361            0.9
Centene Corp. .....................................       313            0.8
DVI, Inc. .........................................       281            1.2
Smart and Final, Inc. .............................       229            0.7
Rigel Pharmaceuticals, Inc. .......................       165            0.2
                                                                         ---
                                                                        60.1%

BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
HISTORICAL INFORMATION
--------------------------------------------------------------------------------
Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.
--------------------------------------------------------------------------------

INSURANCE SHARES
--------------------------------------------------------------------------------
                               Net Asset                    Value of Shares
                                 Value                     Owned, if Initial
Date       Class Net Assets    Per Share    Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
10/01/98     $    100,000        $10.00                         $10,000
--------------------------------------------------------------------------------
12/31/98          806,286         13.25                          13,250
--------------------------------------------------------------------------------
03/31/99        2,257,290         14.10                          14,100
--------------------------------------------------------------------------------
06/30/99        9,763,273         15.66      $0.196              15,861
--------------------------------------------------------------------------------
09/30/99       14,113,049         14.67                          14,858
--------------------------------------------------------------------------------
12/31/99       31,238,741         17.77                          17,998
--------------------------------------------------------------------------------
03/31/00       53,190,352         19.70                          19,953
--------------------------------------------------------------------------------
06/30/00       60,504,930         17.89       0.040              18,160
--------------------------------------------------------------------------------
09/30/00       61,068,138         17.85                          18,119
--------------------------------------------------------------------------------
12/31/00       60,412,224         17.26                          17,520
--------------------------------------------------------------------------------
03/31/01       70,624,219         16.39                          16,637
--------------------------------------------------------------------------------
06/30/01      102,832,794         19.46       0.087              19,846
--------------------------------------------------------------------------------
09/30/01       85,713,511         15.83                          16,144
--------------------------------------------------------------------------------
12/31/01      112,983,295         19.30                          19,683
--------------------------------------------------------------------------------
03/31/02      141,856,015         20.26                          20,662
--------------------------------------------------------------------------------
06/30/02      153,648,600         19.08                          19,458
--------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.


RETIREMENT SHARES
--------------------------------------------------------------------------------
                                Net Asset                    Value of Shares
                                  Value                     Owned, if Initial
  Date      Class Net Assets    Per Share    Dividends   Investment was $10,000*

11/25/98       $2,400,000         $12.06                         $10,000
--------------------------------------------------------------------------------
12/31/98        2,638,488          13.26                          10,995
--------------------------------------------------------------------------------
03/31/99        2,809,738          14.11                          11,700
--------------------------------------------------------------------------------
06/30/99        3,158,955          15.67      $0.197              13,161
--------------------------------------------------------------------------------
09/30/99        2,961,439          14.69                          12,337
--------------------------------------------------------------------------------
12/31/99        3,589,954          17.81                          14,958
--------------------------------------------------------------------------------
03/31/00        3,982,115          19.76                          16,596
--------------------------------------------------------------------------------
06/30/00        3,625,539          17.95       0.040              15,109
--------------------------------------------------------------------------------
09/30/00        3,619,983          17.92                          15,084
--------------------------------------------------------------------------------
12/31/00        3,502,484          17.34                          14,596
--------------------------------------------------------------------------------
03/31/01        3,326,861          16.47                          13,863
--------------------------------------------------------------------------------
06/30/01        3,971,056          19.57       0.087              16,549
--------------------------------------------------------------------------------
09/30/01        3,232,513          15.93                          13,471
--------------------------------------------------------------------------------
12/31/01        3,943,629          19.43                          16,431
--------------------------------------------------------------------------------
03/31/02        3,133,787          20.41                          17,259
--------------------------------------------------------------------------------
06/30/02        2,952,495          19.23                          16,262
--------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.



AVERAGE ANNUAL RETURN

                           PERIOD ENDED June 30, 2002

INSURANCE SHARES
--------------------------------------------------------------------------------

One year                                                                  -2.0%
--------------------------------------------------------------------------------

Two years                                                                  3.5%
--------------------------------------------------------------------------------

Three years                                                                7.1%
--------------------------------------------------------------------------------

Since inception October 1, 1998                                           19.4%
--------------------------------------------------------------------------------


RETIREMENT SHARES
--------------------------------------------------------------------------------

One year                                                                  -1.7%
--------------------------------------------------------------------------------

Two years                                                                  3.7%
--------------------------------------------------------------------------------

Three years                                                                7.3%
--------------------------------------------------------------------------------

Since inception November 25, 1998                                         14.5%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)
       Shares                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS (99.87%)
--------------------------------------------------------------------------------
                BUSINESS SERVICES (13.86%)
      120,000   Catalina Marketing Corp.*                       $ 3,386,400
      140,000   ChoicePoint, Inc.*                                6,365,800
       80,000   Fair, Isaac and Co., Inc.                         2,629,600
      165,000   Harte-Hanks, Inc.                                 3,390,750
       70,000   Heidrick & Struggles Intl., Inc.*                 1,397,900
       60,000   Kronos, Inc.*                                     1,829,340
      125,000   PRG-Schultz Intl., Inc.*                          1,538,750
       50,000   Robert Half Intl., Inc.*                          1,165,000
                                                                -----------
                                                                 21,703,540
                CABLE (0.61%)
       40,000   Insight Comm. Co., Inc., Cl A*                      486,800
       60,000   Mediacom Comm. Corp., Cl A *                        467,400
                                                                -----------
                                                                    954,200
                CHEMICAL (3.30%)
       70,000   OM Group, Inc.                                    4,340,000
       60,000   Symyx Technologies, Inc.*                           835,200
                                                                -----------
                                                                  5,175,200
                CONSUMER SERVICES (1.52%)
       60,000   Sotheby's Hldgs., Inc., Cl A                        855,000
       35,000   Weight Watchers Intl., Inc.*                      1,520,400
                                                                -----------
                                                                  2,375,400
                EDUCATION (6.48%)
       75,000   Apollo Group, Inc., Cl A*                         2,955,750
       70,000   DeVry, Inc.*                                      1,598,800
       50,000   Education Mgmt. Corp.*                            2,036,500
      120,000   University of Phoenix Online*                     3,554,400
                                                                -----------
                                                                 10,145,450
                ENERGY SERVICES (3.41%)
       41,400   Chiles Offshore, Inc.*                            1,003,950
       40,000   Premcor, Inc.*                                    1,028,800
       70,000   Seacor Smit, Inc.*                                3,314,500
                                                                -----------
                                                                  5,347,250
                FINANCIAL (8.84%)
      100,000   Arch Capital Group, Ltd.*                         2,815,000
       50,000   BlackRock, Inc., Cl A*                            2,215,000
      100,000   DVI, Inc.*                                        1,930,000
       25,000   Gabelli Asset Mgmt., Inc., Cl A*                    912,500
       55,000   Jefferies Group, Inc.                             2,315,500
       50,000   Neuberger Berman, Inc.                            1,830,000
       80,000   Waddell & Reed Financial, Inc., Cl A              1,833,600
                                                                -----------
                                                                 13,851,600
                GOVERNMENT SERVICES (1.13%)
       70,000   Anteon Intl., Corp.*                              1,769,600

                HEALTH SERVICES (15.03%)
       20,000   AMN Healthcare Services, Inc.*                      700,200
       55,000   AmSurg Corp.*                                     1,444,300
       40,000   Cell Genesys, Inc.*                                 539,560
       40,000   Centene Corp.*                                    1,239,200
       95,000   Charles River Laboratories Intl., Inc.*           3,329,750
       50,000   Community Health Systems, Inc.*                   1,340,000
       70,000   Cross Country, Inc.*                              2,646,000
       75,000   CTI Molecular Imaging, Inc.*                      1,720,500
      100,000   Manor Care, Inc. *                                2,300,000


       Shares                                                     Value
--------------------------------------------------------------------------------

                HEALTH SERVICES (CONTINUED)
       52,500   Province Healthcare Co.*                      $   1,173,900
       75,000   Rigel Pharmaceuticals, Inc.*                        273,750
       30,000   Trigon Healthcare, Inc., Cl A *                   3,017,400
      125,000   United Surgical Partners Intl., Inc.*             3,813,750
                                                              -------------
                                                                 23,538,310
                HOTELS AND LODGING (4.44%)
      130,000   Choice Hotels Intl., Inc.*                        2,601,300
      225,000   Extended Stay of America, Inc.*                   3,649,500
       15,000   Four Seasons Hotels, Inc.                           703,500
                                                              -------------
                                                                  6,954,300
                MEDIA AND ENTERTAINMENT (6.54%)
       33,600   Entravision Comm. Corp., Cl A*                      411,600
       80,000   LIN TV Corp., Cl A*                               2,163,200
       25,000   Radio One, Inc., Cl A*                              371,750
      100,000   Radio One, Inc., Cl D*                            1,487,000
      168,625   Saga Comm., Inc., Cl A*                           3,794,062
      175,000   Spanish Broadcasting System, Inc., Cl A*          1,750,000
       35,837   XM Satellite Radio Hldgs., Inc., CL A*              263,402
                                                              -------------
                                                                 10,241,014
                MEDICAL EQUIPMENT (1.67%)
      150,000   Viasys Healthcare, Inc.*                          2,617,500

                PRINTING AND PUBLISHING (6.26%)
      100,000   Arbitron, Inc.*                                   3,120,000
       60,000   Getty Images, Inc.*                               1,306,200
       34,100   Information Hldgs., Inc.*                           832,040
      130,000   John H. Harland Co.                               3,666,000
       25,000   ProQuest Co.*                                       887,500
                                                              -------------
                                                                  9,811,740
                REAL ESTATE AND REITS (0.76%)
        2,000   Alexander's, Inc.*                                  153,600
       30,000   LNR Property Corp.                                1,035,000
                                                              -------------
                                                                  1,188,600
                RECREATION AND RESORTS (6.56%)
       15,000   Boyd Gaming Corp.*                                  216,000
      100,000   Intrawest Corp.                                   1,698,000
      150,000   Kerzner Intl., Ltd. (formerly Sun Intl.
                 Hotels, Ltd.)*                                   3,717,000
      161,200   Penn National Gaming, Inc.*                       2,925,780
      100,000   Vail Resorts, Inc.*                               1,710,000
                                                              -------------
                                                                 10,266,780
                RETAIL TRADE AND RESTAURANTS (15.83%)
        5,000   Aeropostale, Inc.*                                  136,850
      120,000   California Pizza Kitchen, Inc.*                   2,976,000
       87,500   Chico's FAS, Inc.*                                3,178,000
      125,000   Dollar Tree Stores, Inc.*                         4,926,250
       75,000   Ethan Allen Interiors, Inc.                       2,613,750
      100,000   Krispy Kreme Doughnuts, Inc.*                     3,219,000
      100,000   Linens `n Things, Inc.*                           3,281,000
      150,000   Polo Ralph Lauren Corp., Cl A*                    3,360,000
      140,000   Smart and Final, Inc.*                            1,092,000
                                                              -------------
                                                                 24,782,850



                       See Notes to Financial Statements.

BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)
       Shares                                                      Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
                TRANSPORTATION (0.26%)
        8,800   JetBlue Airways Corp.*                          $   400,928

                UTILITY SERVICES (1.56%)
      143,325   Southern Union Co.*                               2,436,525

                WHOLESALE TRADE (1.81%)
       72,000   Libbey, Inc.                                      2,455,200
       25,000   Natuzzi S.p.A. (formerly Industrie
                 Natuzzi S.p.A., ADR)                               379,750
                                                                -----------
                                                                  2,834,950
                                                                -----------

TOTAL INVESTMENTS (99.87%)
 (COST $133,386,130**)                                          156,395,737
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.13%)                                           205,358
                                                              -------------
NET ASSETS (100.00%)                                          $ 156,601,095
                                                              =============
NET ASSET VALUE PER SHARE
INSURANCE SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(BASED ON NET ASSETS OF $153,648,600 AND 8,053,874 SHARES
OF BENEFICIAL INTEREST OUTSTANDING)                                  $19.08
                                                              =============
RETIREMENT SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(BASED ON NET ASSETS OF $2,952,495 AND 153,546 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                                     $19.23
                                                              =============


---------------
%   Represents percentage of net assets
 *  Non-income producing securities
** For Federal income tax purposes the cost basis is $133,677,208. Aggregate unrealized appreciation and depreciation of investments are $31,383,467 and $8,664,938, respectively.


                       See Notes to Financial Statements.

BARON CAPITAL ASSET FUND
-------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS:
        Investments in securities, at value (Cost $133,386,130)........   $156,395,737
        Cash...........................................................        390,251
        Dividends and interest receivable..............................          8,194
        Receivable for securities sold.................................        214,525
        Receivable for shares sold.....................................         45,448
                                                                          ------------
                                                                           157,054,155
                                                                          ------------
      LIABILITIES:
        Payable for securities purchased...............................        234,314
        Payable for shares redeemed....................................        151,983
        Accrued expenses and other payables............................         66,763
                                                                          ------------
                                                                               453,060
                                                                          ------------
      NET ASSETS ......................................................   $156,601,095
                                                                          ============
      NET ASSETS CONSIST OF:
        Capital paid-in................................................   $145,639,753
        Accumulated net investment loss................................       (599,084)
        Accumulated net realized loss..................................    (11,449,181)
        Net unrealized appreciation on investments.....................     23,009,607
                                                                          ------------
      NET ASSETS ......................................................   $156,601,095
                                                                          ============
      NET ASSET VALUE PER SHARE
      INSURANCE SHARES
        Net asset value, offering and redemption price per share (based on net assets of $153,648,600 and 8,053,874 shares
         outstanding) .................................................   $      19.08
                                                                          ============
      RETIREMENT SHARES
        Net asset value, offering and redemption price per share (based
         on net assets of $2,952,495 and 153,546 shares outstanding) ..   $      19.23
                                                                          ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED June 30, 2002 (UNAUDITED)

      INVESTMENT INCOME:
        INCOME:
         Interest ......................................................   $    80,366
         Dividends .....................................................       347,769
                                                                           -----------
         Total income ..................................................       428,135
                                                                           -----------
        EXPENSES:
         Investment advisory fees ......................................       714,293
         Distribution fees -- Insurance Shares .........................       174,556
         Shareholder servicing agent fees -- Insurance Shares ..........        18,875
         Shareholder servicing agent fees -- Retirement Shares .........        11,690
         Reports to shareholders -- Insurance Shares ...................        74,041
         Reports to shareholders -- Retirement Shares ..................         2,784
         Custodian fees ................................................         6,814
         Registration and filing fees -- Insurance Shares ..............        22,676
         Registration and filing fees -- Retirement Shares .............         4,348
         Professional fees .............................................        10,000
         Trustee fees ..................................................           300
         Miscellaneous .................................................         1,812
                                                                           -----------
         Total expenses ................................................     1,042,189
         Less: Expense reimbursement by investment adviser .............       (14,970)
                                                                           -----------
         Net expenses ..................................................     1,027,219
                                                                           -----------
         Net investment loss ...........................................      (599,084)
                                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss on investments sold...........................    (2,456,741)
        Change in net unrealized appreciation of investments............        69,566
                                                                           -----------
         Net loss on investments .......................................    (2,387,175)
                                                                           -----------
         Net decrease in net assets resulting from operations ..........   ($2,986,259)
                                                                           ===========


                       See Notes to Financial Statements.

BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                    FOR THE             FOR THE
                                               SIX MONTHS ENDED       YEAR ENDED
                                                 June 30, 2002     December 31, 2001
                                               ----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS:
    OPERATIONS:
      Net investment loss ..................     ($    599,084)      ($  1,076,353)
      Net realized loss on investments sold         (2,456,741)         (8,701,362)
      Change in net unrealized appreciation
        on investments .....................            69,566          19,423,365
                                                 -------------       -------------
      Increase (decrease) in net assets
        resulting from operations ..........        (2,986,259)          9,645,650
                                                 -------------       -------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET REALIZED GAIN ON INVESTMENTS:
      Insurance Shares .....................                 0            (449,455)
      Retirement Shares ....................                 0             (17,575)
                                                 -------------       -------------
                                                             0            (467,030)
                                                 -------------       -------------
    CAPITAL SHARE TRANSACTIONS:
     INSURANCE SHARES:
      Proceeds from the sale of shares .....        57,658,406          74,549,428
      Net asset value of shares issued in
        reinvestment of dividends ..........                 0             449,455
      Cost of shares redeemed ..............       (13,997,976)        (31,182,862)
     RETIREMENT SHARES:
      Proceeds from the sale of shares .....                 0                   0
      Net asset value of shares issued in
        reinvestment of dividends ..........                 0              17,575
      Cost of shares redeemed ..............        (1,000,000)                  0
                                                 -------------       -------------
      Increase in net assets derived from
        capital share transactions .........        42,660,430          43,833,596
                                                 -------------       -------------
      Net increase in net assets ...........        39,674,171          53,012,216
    NET ASSETS:
      Beginning of period ..................       116,926,924          63,914,708
                                                 -------------       -------------
      End of period ........................     $ 156,601,095       $ 116,926,924
                                                 =============       =============
    SHARES OF BENEFICIAL INTEREST:
     INSURANCE SHARES:
      Shares sold ..........................         2,916,787           4,099,677
      Shares issued in reinvestment of
        dividends ..........................                 0              24,112
      Shares redeemed ......................          (717,956)         (1,768,861)
                                                 -------------       -------------
      Net increase in Insurance Shares
        outstanding ........................         2,198,831           2,354,928
                                                 =============       =============
     RETIREMENT SHARES:
      Shares sold ..........................                 0                   0
      Shares issued in reinvestment of
        dividends ..........................                 0                 937
      Shares redeemed ......................           (49,407)                  0
                                                 -------------       -------------
      Net increase (decrease) in Retirement
        Shares outstanding .................           (49,407)                937
                                                 =============       =============

                       See Notes to Financial Statements.

BARON CAPITAL ASSET FUND
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

(1) ORGANIZATION
Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. Each class of shares has equal rights as to earnings and assets except that each class bears different expenses for distribution, shareholder service, reports to shareholders and registration and filing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The Fund's objective is capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.
(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.
(b) SECURITIES   TRANSACTIONS,   Investment  Income  and  Expense   Allocation.
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
(c) FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.
(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.
(e) DISTRIBUTIONS. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.
(f) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3) PURCHASES AND SALES OF SECURITIES
For the six months ended June 30, 2002, purchases and sales of securities, other
than   short-term   securities,    aggregated   $63,321,039   and   $12,517,634,
respectively.

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(a) INVESTMENT ADVISORY FEES. BAMCO, Inc., (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

BARON CAPITAL ASSET FUND
-------------------------------------------------------------------------------


(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the six months ended June 30, 2002, BCI earned brokerage commissions of $73,210.

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/ her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

(5) CAPITAL LOSS CARRYFORWARDS
The Fund has capital loss carryforwards of $2,875,212 at December 31, 2001, expiring in 2009, which can be used to offset future capital gains.

(6) FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

INSURANCE SHARES:

                                                                      Six
                                                                     months
                                                                     ended
                                                                    June 30,                  Year ended December 31,
                                                                      2002            2001         2000         1999      1998*
                                                                   ----------      ----------    ---------   ---------    ------
NET ASSET VALUE, BEGINNING OF PERIOD............................   $    19.30      $    17.26    $   17.77   $   13.25    $10.00
                                                                   ----------      ----------    ---------   ---------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)....................................        (0.07)          (0.18)       (0.16)      (0.06)     0.02
Net realized and unrealized gains (losses) on investments.......        (0.15)           2.31        (0.31)       4.78      3.23
                                                                   ----------      ----------    ---------   ---------    ------
  TOTAL FROM INVESTMENT OPERATIONS..............................        (0.22)           2.13        (0.47)       4.72      3.25
                                                                   ----------      ----------    ---------   ---------    ------
LESS DISTRIBUTIONS
Dividends from net investment income............................         0.00            0.00         0.00       (0.01)     0.00
Distributions from net realized gains...........................         0.00           (0.09)       (0.04)      (0.19)     0.00
                                                                   ----------      ----------    ---------   ---------    ------
  TOTAL DISTRIBUTIONS...........................................         0.00           (0.09)       (0.04)      (0.20)     0.00
                                                                   ----------      ----------    ---------   ---------    ------
Net asset value, end of period..................................   $    19.08      $    19.30    $   17.26   $   17.77    $13.25
                                                                   ==========      ==========    =========   =========    ======
  TOTAL RETURN#.................................................         (1.1%)          12.3%        (2.7%)      35.8%     32.5%
                                                                   ----------      ----------    ---------   ---------    ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of period........................   $153,648.6      $112,983.3    $60,412.2   $31,238.7    $806.3
Ratio of total expenses to average net assets...................         1.43%**         1.59%        1.66%       1.88%     7.62%**
Less: Expense reimbursement by investment adviser...............         0.00%**        (0.09%)      (0.16%)     (0.38%)   (6.17%)**
                                                                   ----------      ----------    ---------   ---------    ------
Ratio of net expenses to average net assets.....................         1.43%**         1.50%        1.50%       1.50%     1.45%**
                                                                   ==========      ==========    =========   =========    ======
Ratio of net investment income (loss) to average net assets.....        (0.84%)**       (1.18%)      (1.02%)     (0.78%)    0.99%**
Portfolio turnover rate.........................................         9.51%          31.85%       39.38%      37.18%    37.11%
-----------------------------------------------------------------------------------------------------------------------------------

RETIREMENT SHARES:
                                                                       Six
                                                                      Months
                                                                      ended
                                                                     June 30,                 Year ended December 31,
                                                                       2002           2001        2000        1999       1998@
                                                                     --------       --------    --------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $  19.43       $  17.34    $  17.81    $  13.26   $  12.06
                                                                     --------       --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).....................................       (0.07)         (0.16)      (0.14)      (0.04)      0.02
Net realized and unrealized gains (losses) on investments........       (0.13)          2.34       (0.29)       4.79       1.18
                                                                     --------       --------    --------    --------   --------
  TOTAL FROM INVESTMENT OPERATIONS...............................       (0.20)          2.18       (0.43)       4.75       1.20
                                                                     --------       --------    --------    --------   --------
LESS DISTRIBUTIONS
Dividends from net investment income.............................        0.00           0.00        0.00       (0.01)      0.00
Distributions from net realized gains............................        0.00          (0.09)      (0.04)      (0.19)      0.00
                                                                     --------       --------    --------    --------   --------
TOTAL DISTRIBUTIONS..............................................        0.00          (0.09)      (0.04)      (0.20)      0.00
                                                                     --------       --------    --------    --------   --------
NET ASSET VALUE, END OF PERIOD...................................    $  19.23       $  19.43    $  17.34    $  17.81   $  13.26
                                                                     ========       ========    ========    ========   ========
  TOTAL RETURN#..................................................        (1.0%)         12.6%       (2.4%)      36.0%      10.0%
                                                                     --------       --------    --------    --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of period.........................    $2,952.5       $3,943.6    $3,502.5    $3,590.0   $2,638.5
Ratio of total expenses to average net assets....................        2.10%**        2.16%       1.76%       1.62%      7.38%**
Less: Expense reimbursement by investment adviser................       (0.85%)**      (0.91%)     (0.51%)     (0.38%)    (6.17%)**
                                                                     --------       --------    --------    --------   --------
Ratio of net expenses to average net assets......................        1.25%**        1.25%       1.25%       1.24%      1.21%**
                                                                     ========       ========    ========    ========   ========
Ratio of net investment income (loss) to
  average net assets.............................................       (0.65%)**      (0.89%)     (0.77%)     (0.28%)     1.34%**
Portfolio turnover rate..........................................        9.51%         31.85%      39.38%      37.18%     37.11%

-----------------------------------------------------------------------------------------------------------------------------------

 *  For the year October 1, 1998 (commencement of operations) to December 31,
    1998.
@ For the period November 25, 1998 (commencement of operations) to December 31, 1998.
**  Annualized.
 # The total returns would have been lower had certain expenses not been reduced during the periods shown.

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